UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

October 2, 2014

MIDDLESEX WATER COMPANY

(Exact name of registrant as specified in its charter)

NEW JERSEY	0-422	22-1114430
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1500 RONSON ROAD, P.O. BOX 1500, ISELIN, NEW JERSEY 08830

(Address of principal executive offices, including zip code)

(732)-634-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 7.01.   Regulation FD Disclosure

Announcement that Middlesex Water Company (the “Company”) has appointed Broadridge Corporate Issuer Solutions, Inc. (“Broadridge”) as its new transfer agent and shareholder support provider, effective October 10, 2014. Broadridge was also appointed as the new agent for the Company’s Amended and Restated Dividend Reinvestment and Common Stock Purchase Plan (the “Plan”). All of the Company’s directly held common and preferred shares are to be transferred from Registrar & Transfer Company to the Broadridge platform.

A copy of the Company’s press release dated October 2, 2014 announcing the appointment of Broadridge is filed herewith as Exhibit 99.1 and is hereby incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 – (d) Exhibits

Exhibit No.	Description
99.1	Press release dated October 2, 2014 announcing Middlesex Water Company’s appointment of new transfer agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

MIDDLESEX WATER COMPANY
(Registrant)

s/A. Bruce O’Connor
A. Bruce O’Connor
Vice President, Treasurer and
Chief Financial Officer

Date: October 2, 2014

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